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                                                                      Exhibit 24

                                POWER OF ATTORNEY


     We, the undersigned directors of Firstar Corporation, formerly Firstar (WI) Corporation (the "Corporation"), hereby appoint Howard H. Hopwood, III and Jennie P. Carlson or either of them, with full power of substitution, our true and lawful attorneys and agents, to do any and all acts and things in our names and on our behalf as directors of the Corporation which said attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission, in connection with the filing of Registration Statements on Form S-8 relating to shares of the Corporation's common stock issuable under employee benefit plans assumed or continued by the Corporation as a result of the merger of Firstar Corporation and Star Banc Corporation, including, but not limited to, Firstar Corporation's Thrift and Sharing Plan and Star Banc Corporation's Thrift Savings (401(k)) Plan, 1986 Stock Incentive Plan, 1991 Amended and Restated Stock Incentive Plan, 1993 Stock Option Plan for Employees, 1996 Starshare Stock Incentive Plan for Employees and 1996 Stock Incentive Plan. The acts which said attorneys and agents may do for us shall include, without limitation, signing for us, or any of us, in our names as directors of the Company, such Registration Statements and any and all amendments thereto. We hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 20th day of November, 1998.

Signature                                                     Title
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/s/ Paul M. Baker                                             Director
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Paul M. Baker


/s/ Michael E. Batten                                         Director
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Michael E. Batten


/s/ James R. Bridgeland, Jr.                                  Director
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James R. Bridgeland, Jr.


/s/ Laurance L. Browning, Jr.                                 Director
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Laurance L. Browning, Jr.


/s/ Robert C. Buchanan                                        Director
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Robert C. Buchanan


/s/ Victoria B. Buyniski                                      Director
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Victoria B. Buyniski


/s/ Samuel M. Cassidy                                         Director
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Samuel M. Cassidy



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/s/ George M. Chester, Jr.                                    Director
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George M. Chester, Jr.


/s/ V. Anderson Coombe                                        Director
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V. Anderson Coombe


/s/ John C. Dannemiller                                       Director
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John C. Dannemiller


/s/ Roger L. Fitzsimonds                                      Director
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Roger L. Fitzsimonds


/s/ James L. Forbes                                           Director
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James L. Forbes


/s/ David B. Gavin                                            Director
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David B. Gavin


/s/ Jerry A. Grundhofer                                       Director
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Jerry A. Grundhofer


/s/ J.P. Hayden, Jr.                                          Director
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J. P. Hayden, Jr.


/s/ Joe Hladky                                                Director
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Joe Hladky


/s/ Roger L. Howe                                             Director
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Roger L. Howe


/s/ Thomas J. Klinedinst, Jr.                                 Director
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Thomas J. Klinedinst, Jr.


/s/ William H. Lacy                                           Director
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William H. Lacy


/s/ Sheldon B. Lubar                                          Director
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Sheldon B. Lubar


/s/ Kenneth P. Manning                                        Director
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Kenneth P. Manning



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/s/ Daniel F. McKeithan,Jr.                                   Director
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Daniel F. McKeithan, Jr.


/s/ Charles S. Mechem, Jr.                                    Director
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Charles S. Mechem, Jr.


                                                              Director
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Daniel J. Meyer


/s/ David B. O'Malley                                         Director
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David B. O'Maley


/s/ Robert J. O'Toole                                         Director
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Robert J. O'Toole


/s/ O'dell M. Owens, M.D.                                     Director
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O'dell M. Owens, M.D.


/s/ Thomas E. Petry                                           Director
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Thomas E. Petry


/s/ Judith D. Pyle                                            Director
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Judith D. Pyle


/s/ John J. Stollenwerk                                       Director
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John J. Stollenwerk


/s/ Oliver W. Waddell                                         Director
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Oliver W. Waddell


/s/ William Wadsworth Wirtz                                   Director
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William Wadsworth Wirtz